UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 19, 2015 (May 18, 2015)

SOUTHERN COPPER CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-14066	13-3849074
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1440 E. Missouri Ave., Suite 160, Phoenix, AZ 85014

(Address of principal executive offices, including zip code)

(602) 264-1375

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 Other Events

MEXICO, D.F.  May 18, 2015, Grupo Mexico S.A. de C.V., the parent of Southern Copper Corporation (“Grupo Mexico”), issued a press release reiterating its commitment to Peru and its mining communities and stressed that it has always conducted itself with strict ethical standards and in compliance with the law.  Grupo Mexico also indicated that during the approval process of the Tia Maria project, the Company obtained all the authorizations and made every effort to involve the surrounding communities, efforts that were principally geared towards contributing to the social development of the region. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 9.01                                    Financial Statements and Exhibits

(d)                                 Exhibits:

99.1                        Press release of Grupo Mexico S.A. de C.V., the parent of Southern Copper Corporation dated May 18, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHERN COPPER CORPORATION

By:	/s/ Hans A. Flury
Name:	Hans A. Flury
Title:	Secretary

Date:  May 19, 2015

INDEX TO EXHIBITS

Exhibits

99.1	Press release of Grupo Mexico S.A. de C.V., the parent of Southern Copper Corporation dated May 18, 2015.